UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 3, 2013

Date of Report (Date of Earliest Event Reported)

Commission file number – 001-10852

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	36-2989662
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11 North Water Street, Suite 18290 Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

(251) 243-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

We have filed this current report on Form 8-K to update and supplement the unaudited pro forma condensed combined statements of income that we filed, together with other historical and pro forma financial information, with the Securities and Exchange Commission on February 8, 2013, following our acquisition of U.S. United Ocean Services (“UOS”) on November 30, 2012.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

An unaudited pro forma condensed combined statement of income for the year ended December 31, 2012 reflecting our acquisition of UOS is attached as Exhibit 99.4 to this current report on Form 8-K.

(c) Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
Manuel G. Estrada
Vice President and Chief Financial Officer

Date: September 3, 2013

Exhibit Index

Exhibit No.	Description

23.1*	Consent of Warren Averett, LLC, independent auditors for UOS.

99.1	Audited financial statements of UOS as of and for the years ended December 31, 2011 and December 31, 2010 (filed as Exhibit 99.2 to the Registrant’s Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2013, and incorporated herein by reference).

99.2	Unaudited interim financial statements of UOS as of September 30, 2012 and for nine months ended September 30, 2012 and 2011 (filed as Exhibit 99.3 to the Registrant’s Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2013, and incorporated herein by reference).

99.3	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011 (filed as Exhibit 99.4 to the Registrant’s Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2013, and incorporated herein by reference).

99.4*	Unaudited pro forma condensed combined statement of income for the year ended December 31, 2012.

*	Filed herewith.